EXHIBIT 99.1
PEOPLE’S COMMUNITY BANCSHARES, INC. TO PARTNER
WITH SUPERIOR BANCORP
Sarasota, Florida, January 18, 2007: People’s Community Bancshares, Inc. of Sarasota, Florida, and Superior Bancorp (NASDAQ: SUPR) today jointly announced a definitive agreement under which People’s Community Bancshares, Inc. will merge with Superior Bancorp in a stock transaction valued at approximately $77.1 million. The merger will strengthen Superior Bancorp’s presence in Florida by combining People’s Community Bancshares, Inc.’s wholly-owned subsidiary, People’s Community Bank of the West Coast, which has three branches in Sarasota and Manatee counties, with Superior Bancorp’s wholly owned subsidiary Superior Bank. Superior Bank has 57 branch locations in Alabama and Florida. In Florida, Superior Bank currently operates 12 branches in the Tampa Bay area under the First Kensington name and eight Superior branches in northwest Florida in addition to loan production offices in Tallahassee and Panama City. Upon completion of the merger, People’s Community Bank of the West Coast will continue to operate under that name.
Superior Bancorp Chairman and CEO Stan Bailey commented, “People’s Community Bank is a high performing, high quality, well managed and well regarded organization led by Neil McCurry and his management team in the fastest growing market in which Superior has a franchise presence. This partnership is consistent with our expansion plans for creating partnerships with community banks who share in our vision of ‘superior’ service, performance and value for our customers, associates and shareholders.”

Bailey continued, “Central Florida is our largest market and has higher projected population growth than any of our other current banking markets. We fully expect Superior Bank, through our completed merger with 1st Kensington in the Tampa Bay area and our partnership with People’s Community Bank of the West Coast in the Sarasota market, will become known in Central Florida for its superior people delivering superior products that will generate superior value for its customers and shareholders.”
“We are excited about this partnership and the opportunities it provides our customers, employees, and shareholders,” said Neil D. McCurry, Jr., People’s Community Bancshares’s, Inc. President and CEO. “People’s Community Bank’s past successes have been built on our commitment to ‘superior customer service’ and to our people being able to develop long-term relationships. Superior Bank shares this commitment, and we think that this partnership will help create superior long-term growth opportunities. The additional resources that the combined company will be able to bring to our customers will generate new revenue opportunities that we believe will continue to increase our shareholders’ value.”
Under the terms of the merger agreement, Superior will exchange 2.9036 shares of its common stock for each share of People’s Community Bancshares, Inc. stock. Based on an average 10-day market closing price of Superior Bancorp common stock prior to executing the merger agreement, the transaction would be valued at approximately $77.1 million. The actual value at consummation will be based on Superior Bancorp’s share price at that time. The merger is expected to occur in the second quarter of 2007.
Completion of the merger is subject to approval of the transaction by the shareholders of People’s Community Bancshares Inc., to the receipt of required regulatory approvals, and to the satisfaction of usual and customary closing conditions.
Sandler O’Neill & Partners, L.P. acted as financial advisor to Superior Bancorp and Hovde acted as financial advisor to People’s Community Bancshares, Inc.
About Superior Bancorp
Superior Bancorp is a $2.4 billion thrift holding company headquartered in Birmingham, Alabama. The principal subsidiary of Superior Bancorp is Superior Bank, a southeastern community federal savings bank. Superior Bank has 57 branches from Huntsville, Alabama to Tampa, Florida, with 37 locations throughout the state of Alabama and 20 locations in Florida. In addition, Superior Bank currently has 13 new branches planned for Northeast Alabama and Florida during 2007 and 2008.
Superior Bank also has loan production offices in Montgomery, Alabama and Tallahassee and Panama City, Florida and operates 18 consumer finance offices in Northeast Alabama as First Community Credit and Superior Financial Services.
About People’s Community Bancshares, Inc.
People’s Community Bank of the West Coast was founded in 1999. Since opening in 1999, Peoples Community Bank of the West Coast has established full service offices in downtown Sarasota, Venice and Bradenton and has developed a dedicated Homeowners’ Association Department that services over 30,000 condominium and homeowner association residents throughout Manatee and Sarasota counties.
As of December 31, 2006, People’s Community Bank of the West Coast had reached $325 million in total assets while continuing to maintain a “Well Capitalized” rating from the State and Federal Banking Regulators. It has also continued to be one of the highest performing financial institutions along Florida’s west coast evidenced by its 9/30/2006 Return on Average Assets (ROA) of 1.43% and Return on Average Equity (ROE) of 16%.
Management will host a conference call Friday, January 19, 2007 at 10:00 a.m. Eastern Standard Time (9:00 a.m. Central Standard Time). The toll free dial-in number for the call is 800-895-4790 with conference ID: SUPERIOR. The international dial in number is 785-424-1071. A replay of the call will be available until February 19, 2007 by dialing 800-839-2488.
More information on Superior Bancorp and its subsidiaries may be obtained over the Internet, http://www.superiorbank.com or by calling 1-877-326-BANK (2265).
Statements in this document that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such “forward-looking statements,” wherever they occur in this document or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward- looking statements.” Such “forward-looking statements” should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp’s reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such “forward-looking statements,” some of those factors include: general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and the effects of natural disasters such as hurricanes.
Additional Information and Where To Find It:
This press release may be deemed to be solicitation material with respect to the proposed merger. Superior Bancorp plans to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger. That registration statement will contain a proxy statement/prospectus to be distributed to the shareholders of People’s Community Bancshares, Inc. in connection with their vote on the proposed merger. SHAREHOLDERS OF PEOPLE’S COMMUNITY BANCSHARES, INC. ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
The proxy statement/prospectus will be mailed to the shareholders of Peoples Community Bancshares, Inc. Investors and security holders may also obtain free copies of the documents filed with the SEC (including any documents incorporated by reference) from the SEC’s website, www.sec.gov. Such documents may also be obtained from Superior Bancorp by contacting Carol Murcks, Investor Relations, at (205) 488-3327, or from Peoples Community Bancshares, Inc. by contacting Neil D. McCurry, Jr., President and CEO, at (941) 365-5934.
Peoples Community Bancshares, Inc. and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Peoples Community Bancshares, Inc.’s directors and executive officers is available from http://www.peoplescb.com. Additional information regarding the interests of such directors and executive officers will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Superior Bancorp Contact: Tom Jung, Executive Vice President, (205) 327-3547
People’s Community Bancshares, Inc. Contact: Neil D. McCurry, Jr., President and CEO, (941) 365-5934